UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                         _________________


                             FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2005

                      NORTHEAST UTILITIES
                 (Exact Name of Registrant as
                     Specified in Charter)


  Massachusetts            1-5324               04-2147929
 (State or Other      (Commission File       (I.R.S. Employer
   Jurisdiction           Number)           Identification No.)
of Incorporation)


             One Federal Street, Building 111-4
              Springfield, Massachusetts 01105
              (Address of Principal Executive
                    Offices)  (Zip Code)


     Registrant's Telephone Number, Including Area Code
                     (413) 785-5871


                          Not Applicable
               (Former Name or Former Address, if
                   Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition.

    On January 25, 2005, Northeast Utilities (the "Company") issued a news release announcing that it will restate its second and third quarter 2004 financial statements and is lowering its previous 2004 earnings guidance as a result of a determination that mark-to-market accounting, rather than accrual accounting, is the correct accounting for certain natural gas contracts established to mitigate the risk of electricity purchased in anticipation of winning certain levels of wholesale electric load in New England.

    The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of the section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02(a) - Non-Reliance on Previously Issued Financial
Statements or a Related Audit Report or Completed Interim Review.

    On January 25, 2005, the Company issued a news release announcing that it will restate its second and third quarter 2004 financial statements and is lowering its previous 2004 earnings guidance as a result of a determination that mark-to-market accounting, rather than accrual accounting, is the correct accounting for certain natural gas contracts established to mitigate the risk of electricity purchased in anticipation of winning certain levels of wholesale electric load in New England. Under mark-to-market accounting, changes in the fair value of the natural gas contracts are recorded in earnings currently, rather than as the natural gas is delivered, as under accrual accounting. The Company has concluded that its use of accrual accounting for those natural gas contracts in the second and third quarters of 2004 was not correct and will mark them to market when it restates results from those quarters and reports year-end 2004 results.

    The Company's decision is based on its belief that adopting mark-to-market accounting treatment for the natural gas contracts is the most appropriate method for dealing with this complex subject. The Company's decision to adopt mark-to-market accounting and the decision to restate the second and third quarter 2004 financial statements was made on January 24, 2005 with the concurrence of the Company's independent auditor, Deloitte & Touche LLP, and the approval of the Audit Committee of the Company's Board of Trustees.

SECTION 9 -   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 -   Financial Statements and Exhibits.

              (c)   Exhibits.


              Exhibit
              Number     Description
              -------    -----------

              Exhibit    News Release issued by Northeast Utilities on
              99.1       January 25, 2005.

                    [SIGNATURE PAGE TO FOLLOW]

                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:       January 26, 2005

                              NORTHEAST UTILITIES



                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title: Vice President and Treasurer

                           EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

Exhibit    News Release issued by Northeast Utilities on January 25,
99.1       2005.